                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 15, 2003




                             EXE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-30389                75-1719817
(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)



        8787 STEMMONS FREEWAY
            DALLAS, TEXAS                                        75247
(Address of Principal Executive Offices)                       (Zip Code)



       Registrant's telephone number, including area code: (214) 775-6000



                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On August 15, 2003, EXE Technologies, Inc., a Delaware corporation ("EXE"), SSA Global Technologies, Inc., a Delaware corporation ("SSA"), and Rush Merger Subsidiary, Inc., a Delaware corporation ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") under which SSA would acquire 100 percent of the EXE common stock for $7.10 per share in cash.

         The acquisition is subject to approval by the holders of a majority of EXE's outstanding shares of common stock and other customary closing conditions. Upon closing, Merger Sub shall be merged with and into EXE, with EXE surviving as a wholly-owned subsidiary of SSA. Ray Hood, the Chairman of the Board of EXE and the holder of approximately 5.9 percent of EXE's outstanding shares of common stock, has agreed to vote in favor of the merger.

         The foregoing description of the merger, the Merger Agreement and related transactions is qualified in its entirety by reference to the Merger Agreement, the Voting Agreement with Ray Hood, the Voting Agreement with Hood Partnership, Ltd., a Texas limited partnership, and the press release dated August 18, 2003 issued by EXE, attached as Exhibits 2.1, 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         The following exhibits are filed with this report on Form 8-K:

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
2.1               Agreement and Plan of Merger, dated as of August 15, 2003, by and among SSA Global Technologies, Inc., Rush Merger
                  Subsidiary, Inc. and EXE Technologies, Inc.

99.1              Voting Agreement, dated August 15, 2003, by and among SSA
                  Global Technologies, Inc., Rush Merger Subsidiary, Inc., Ray
                  Hood and EXE Technologies, Inc.

99.2              Voting Agreement, dated August 15, 2003, by and among SSA
                  Global Technologies, Inc., Rush Merger Subsidiary, Inc., Hood
                  Partnership, Ltd. and EXE Technologies, Inc.

99.3              Press Release, dated August 18, 2003

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*        Pursuant to Item 601(b)(2) of Regulation S-K, the following schedules to Exhibit 2.1 have been omitted from this Report and will be provided to the Commission upon request:

         Exhibit A - Voting Agreement

         Exhibit B - Amended and Restated Certificate of Incorporation of EXE Technologies, Inc.

         Exhibit C - Bill of Sale and Assignment Agreement


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   EXE TECHNOLOGIES, INC.
                                                   a Delaware corporation



Date:    August 18, 2003                           By:  /s/ Kenneth R. Vines
                                                        -----------------------
                                                        Kenneth R. Vines
                                                        Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger, dated as of August 15, 2003, by and among SSA Global Technologies, Inc., Rush Merger Subsidiary, Inc. and EXE Technologies, Inc.

99.1 Voting Agreement, dated August 15, 2003, by and among SSA Global Technologies, Inc., Rush Merger Subsidiary, Inc., Ray Hood and EXE Technologies, Inc.

99.2 Voting Agreement, dated August 15, 2003, by and among SSA Global Technologies, Inc., Rush Merger Subsidiary, Inc., Hood Partnership, Ltd. and EXE Technologies, Inc.

99.3              Press Release, dated August 18, 2003

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*        Pursuant to Item 601(b)(2) of Regulation S-K, the following schedules to Exhibit 2.1 have been omitted from this Report and will be provided to the Commission upon request:

         Exhibit A - Voting Agreement

         Exhibit B - Amended and Restated Certificate of Incorporation of EXE Technologies, Inc.

         Exhibit C - Bill of Sale and Assignment Agreement